   NUMBER                                                           SHARES
  TR

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                             TAM RESTAURANTS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 874835 10 1
THIS CERTIFIES THAT




is the owner of



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.0001 PER SHARE, OF

                             TAM RESTAURANTS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:
                             TAM RESTAURANTS, INC.

                                   CORPORATE

                                      SEAL
                                      1996

                                    DELAWARE
  PRESIDENT                                                        SECRETARY

COUNTERSIGNED AND REGISTERED:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                              (JERSEY CITY, N.J.)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
BY
   AUTHORIZED OFFICER



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                             TAM RESTAURANTS, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship              Under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)
    Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
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|                                       |
|_______________________________________|



_______________________________________________________________________________
                   (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:________________________________




                                        ________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.





Signature(s) Guaranteed:


________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.